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                                                                    Exhibit 23

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-51960 of Transgenomic, Inc. on Form S-1 of our report dated January 31, 2001, appearing in this Annual Report on Form 10-K of
Transgenomic, Inc. for the year ended December 31, 2000.


DELOITTE & TOUCHE LLP
Omaha, Nebraska
March 13, 2001